VOID VOID VOID

COLOMBIA GOLDFIELDS LTD.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER

GS98

SHARES

*1*********

1******

1****

****1******

THIS CERTIFIES THAT

SPECIMEN1 Common Shares**CUSIP 195305107**Certificate GS98**SPECIMEN**1 Common Shares**CUSIP 195305107**Certificate GS98**SPECIMEN**1 Common Shares**CUSIP

1 Common SharesCUSIP 195305107**Certificate GS98**SPECIMEN**1 Common Shares**CUSIP 195305107**Certificate GS98**SPECIMEN**1 Common Shares**CUSIP

CUSIP 195305107 **Certificate GS98SPECIMEN**1 Common Shares**CUSIP 195305107 **Certificate GS98**SPECIMEN**1 Common Shares**CUSIP 195305107 **Certificate

Certificate GS98SPECIMEN**1 Common Shares** CUSIP 195305107 **Certificate GS98**SPECIMEN**1 Common Shares** CUSIP 195305107 **Certificate GS98**SPECIMEN**1 Common

SPECIMEN1 Common Shares**CUSIP 195305107**Certificate GS98**SPECIMEN**1 Common Shares**CUSIP 195305107**Certificate GS98**SPECIMEN**1 Common Shares**CUSIP

** SPECIMEN **

CUSIP : 195305 10 7

ISIN : US1953051075

is the registered owner of

SPECIMEN1 Common Shares**CUSIP 195305107**Certificate GS98**SPECIMEN**1 Common Shares**CUSIP 195305107**Certificate GS98**SPECIMEN**1 Common Shares**CUSIP

1 Common SharesCUSIP 195305107**Certificate GS98**SPECIMEN**1 Common Shares**CUSIP 195305107**Certificate GS98**SPECIMEN**1 Common Shares**CUSIP

CUSIP 195305107 **Certificate GS98SPECIMEN**1 Common Shares**CUSIP 195305107 **Certificate GS98**SPECIMEN**1 Common Shares**CUSIP 195305107 **Certificate

Certificate GS98SPECIMEN**1 Common Shares** CUSIP 195305107 **Certificate GS98**SPECIMEN**1 Common Shares** CUSIP-195305107 **Certificate GS98**SPECIMEN**1 Common

** one **

FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF

COLOMBIA GOLDFIELDS LTD.

transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

DATED March 24, 2007

COUNTERSIGNED AND REGISTERED by
Interwest Transfer Co. Inc., Salt Lake City, Utah, USA as
Main Transfer Agent and Registrar
or
Equity Transfer & Trust Company Toronto, Ontario, Canada as
Co-Transfer Agent

CHIEF FINANCIAL OFFICER

PRESIDENT

By ______________________

AUTHORIZED OFFICER

The Shares represented by this Certificate are transferable at the offices of Interwest Transfer Co. Inc., Salt Lake City, Utah, USA. and at the offices of Equity Transfer & Trust Company, Toronto, Ontario, Canada.

SECURITY INSTRUCTIONS ON REVERSE **VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO**

Printed by DATA BUSINESS FORMS

test111-375909-29149084649

3102632

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

			-				-			

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

____

____ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated ______________________

Signature : ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

Guaranteed by: ______________________

RESTRICTIONS